SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 28, 2001



                           Double Eagle Petroleum Co.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Wyoming                       0-6529                    83-0214692
 ---------------------------        ---------------         --------------------
(State or other jurisdiction       (Commission File            (IRS Employer
    of incorporation)                  Number)              Identification No.)



            777 Overland Trail (P.O. Box 766), Casper, Wyoming 82602
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (307) 237-9330
                                                            --------------


                      Double Eagle Petroleum And Mining Co.
            -------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.
         ------------

     Press Release. The press release of the Company dated March 6, 2001, which is filed as Exhibit 99.1 to this Form 8-K, is incorporated into this Item 5 by this reference.

     Reincorporation And Name Change. On February 28, 2001, the Company completed its reincorporation as a Maryland corporation and its name change to Double Eagle Petroleum Co.


                                  Exhibit Index
                                  -------------

Exhibit
Number            Description
------            -----------


99.1              Press release dated March 6, 2001.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 6, 2001            DOUBLE EAGLE PETROLEUM CO.
     ----------------



                                By:  /s/ Stephen H. Hollis
                                     -------------------------------------------
                                         Stephen H. Hollis
                                         President